UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2025

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-05324	04-2147929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive, Springfield, Massachusetts, 01104

(Address of principal executive offices, including zip code)

(800) 286-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $5.00 par value per share	ES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of the chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of the chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2	-	Financial Information

Item 2.02	Results of Operations and Financial Condition.

On October 14, 2025, Eversource Energy (“Eversource”) issued a news release providing an update on offshore wind liability including certain unaudited financial information for the three-month period ended September 30, 2025. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference hereto.

The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission (“SEC”) nor incorporated by reference in any registration statement filed by Eversource Energy or any subsidiary thereof under the Securities Act of 1933, as amended (the “Securities Act”), unless specified otherwise.

Section 8	-	Other Events

Item 8.01	Other Events.

On September 30, 2024, Eversource sold its interests in in the 132-megawatt South Fork Wind project (“South Fork Wind”), which is operational, and the 704-megawatt Revolution Wind project (“Revolution Wind”), which is under construction, (collectively, the “Offshore Wind Projects”) to affiliates of Global Infrastructure Partners (“GIP”).

As part of the sale of the Offshore Wind Projects, Eversource and GIP agreed to make certain post-closing purchase price adjustments that will impact the final purchase price. Upon closing of the sale, Eversource recorded a $365 million contingent liability as of September 30, 2024, reflecting its estimate of the future obligations under the terms of the sale to GIP. These obligations included an expected cost overrun sharing obligation, an expected obligation to maintain GIP’s internal rate of return, and an obligation for other future costs. Certain payments made in 2025 reduced this liability, which was $296 million as of June 30, 2025. As the Offshore Wind Projects progress and final costs materialize, Eversource continues to review its obligations with respect to the project to determine if any changes to this liability are warranted as Revolution Wind project completes construction.

In the third quarter of 2025, Eversource received an updated report on the construction status of Revolution Wind from GIP that included revised projections of total construction costs. The revised cost projections reflect known and quantifiable cost overruns, including those associated with the impacts of damage to the wind turbine installation vessel, insurance costs and costs incurred as a result of the stop-work order for Revolution Wind received on August 22, 2025 from the Bureau of Ocean Energy Management (“BOEM”) that halted all offshore wind construction activities through September 22, 2025. The aggregate impact of these amounts is currently estimated to be approximately $285 million, which is expected to result in a charge to be recognized in the third quarter of 2025 to increase the liability for post-closing purchase price adjustments associated with the Offshore Wind Projects.

Eversource relies on information that it receives from the project owners for both the final completed cost of South Fork Wind and construction-related costs of Revolution Wind. Eversource uses its judgment to interpret that information to adjust, as needed, its expected obligations to GIP while construction of Revolution Wind is completed, which continues to be expected in the second half of 2026.

As a result of this expected increase to the offshore wind contingent liability, Eversource expects to recognize an aggregate, net after-tax non-recurring charge of approximately $75 million, or $0.20 per share, in the third quarter of 2025. This charge consists of the expected approximately $285 million increase to the offshore wind contingent liability, offset by an approximately $210 million federal tax benefit associated with tax losses on the sale of the Offshore Wind Projects that Eversource expects to realize, which partially mitigates the offshore wind contingent liability.

This Current Report on Form 8-K includes financial measures that are not recognized under generally accepted accounting principles (non-GAAP) referencing earnings and EPS excluding losses on the sales and impairments of the offshore wind equity method investments, a loss on the pending sale of the Aquarion water distribution business, a loss on the disposition of land that was initially acquired to construct the Northern Pass Transmission project and was subsequently abandoned, and certain transaction and transition costs. Eversource Energy uses these non-GAAP financial measures to evaluate and provide details of earnings results by business and to more fully compare and explain results without including these items. This information is among the primary indicators management uses as a basis for evaluating performance and planning and forecasting of future periods. Management believes the impacts of the losses on the offshore wind equity method investments, the loss on the pending sale of the Aquarion water distribution business, the loss on the disposition of land associated with an abandoned project, and transaction and transition costs are not indicative of Eversource Energy’s ongoing costs and performance. Management views these charges as not directly related to the ongoing operations of the business and therefore not an indicator of baseline operating performance. Due to the nature and significance of the effect of these items on net income attributable to common shareholders and EPS, management believes that the non-GAAP presentation is a more meaningful representation of Eversource Energy’s financial performance and provides additional and useful information to readers of this report in analyzing historical and future performance of the business. These non-GAAP financial measures should not be considered as alternatives to reported net income attributable to common shareholders or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance. Eversource Energy does not provide guidance for net income attributable to common shareholders or recurring EPS or a reconciliation of guidance for non-GAAP recurring earnings or non-GAAP recurring EPS to the most directly comparable GAAP measure because it is not able to predict with reasonable certainty the amount or nature of all items that will be included in our net income attributable to common shareholders or recurring EPS for the year ending December 31, 2025. These items are uncertain, depend on many factors and could have a material impact on our net income attributable to common shareholders and recurring EPS for the year ending December 31, 2025, and therefore cannot be made available without unreasonable effort.

This Current Report on Form 8-K also includes statements concerning Eversource Energy’s expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the U. S. federal securities laws. Generally, readers can identify these forward-looking statements through the use of words or phrases such as “estimate,” “expect,” “pending,” “anticipate,” “intend,” “plan,” “project,” “believe,” “forecast,” “would,” “should,” “could” and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Forward-looking statements are based on the current expectations, estimates, assumptions or projections of management and are not guarantees of future performance. These expectations, estimates, assumptions or projections may vary materially from actual results. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to cyberattacks or breaches, including those resulting in the compromise of the confidentiality of our proprietary information and the personal information of our customers; the ability to qualify for investment tax credits and investment tax credit adders; variability in the costs and final investment returns of the Revolution Wind and South Fork Wind offshore wind projects as it relates to the purchase price post-closing adjustment under the terms of the sale agreement for these projects; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; ability or inability to commence and complete our major strategic development projects and opportunities; acts of war or terrorism, physical attacks or grid disturbances that may damage and disrupt our electric transmission and electric, natural gas, and water distribution systems; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; substandard performance of third-party suppliers and service providers; fluctuations in weather patterns, including extreme weather due to climate change; changes in business conditions, which could include disruptive technology or development of alternative energy sources related to our current or future business model; contamination of, or disruption in, our water supplies; changes in levels or timing of capital expenditures; changes in laws, regulations, Presidential executive orders or regulatory policy, including compliance with environmental laws and regulations; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors.

Other risk factors are detailed in Eversource Energy’s reports filed with the Securities and Exchange Commission (SEC). They are updated as necessary and available on Eversource Energy’s website at www.eversource.com and on the SEC’s website at www.sec.gov and management encourages you to consult such disclosures.

All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy’s actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements, as each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

Section 9	-	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description
99.1	News Release of Eversource Energy, dated October 14, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY
(Registrant)

October 14, 2025	By:	/s/ Jay S. Buth
Jay S. Buth
Vice President, Controller and Chief Accounting Officer